Inventories	3 Months Ended
Mar. 31, 2019
Inventory Disclosure [Abstract]
Inventories

7.	Inventories

Inventories consist primarily of research devices and supplies, and are carried at the lower of cost or net realizable value. Inventories had a net book value of approximately $107,000 as of December 31, 2018 and 2017.